Note 1 - Organization and Principal Activities (Detail) - Net revenue and net income (loss) of the VIEs and their subsidiaries, before intercompany elimination: (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net revenue	$ 29,599,486	$ 53,008,065	$ 59,716,042
Net income (loss)	(11,855,207)	(19,326,909)	1,960,122
VIEs And Their Subsidiaries, Before Intercompany Elimination [Member]
Net revenue	17,271,563	27,837,567	25,737,779
Net income (loss)	$ (6,948,118)	$ (7,573,823)	$ 3,614,094